FORM N-CSR

CERTIFIED SHAREHOLDERS REPORT OF REGISTERED MANAGEMENT INESTMENT COMPANIES

Investment Company Act file number                   811-09809

Exact name of registrant as specified in charter     The Scott James Fund, Inc.

Address of principal executive offices               6700 Arlington Blvd.
                                                     Falls Church, VA  22042

Name and address of agent for service                Scott S. James
                                                     6700 Arlington Blvd.
                                                     Falls Church, VA  22042

Registrants telephone number, including area code    703-533-2500

Date of fiscal year end:                             10/31/03

Date of reporting period:                            11/01/02 to 10/31/03














































Item 1. Report to Shareholders.
                                                         Scott James Fund
                                                         6700 Arlington Blvd.
                                                         Falls Church, VA  22042
                                                         October 31, 2003

Dear Shareholder:

Your Fund started fiscal 2003 at $71.52 per share. Results show that our net asset value per share increased to $96.66 after paying a $6.6477 dividend. This represents an increase in value of 41.65% this fiscal year as compared to the S&P 500 that increased 20.79%. Other indicies that track the market such as the Wilshire 5000 increased 24.44% and the Dow Jones Industrial Average increased 16.73% during the same period.

Stocks rallied during fiscal 2003 from oversold levels, in response to low interest rates and an improving economy. Much good news is presently price into stocks, and it is presently difficult to find good bargains. The Fund will patiently wait to allocate cash reserves for when bargains present themselves. It is unlikely the fund will perform as well in fiscal 2004 as fiscal 2003.

Financial figures for the year ended October 31, 2003 are attached.


Respectfully submitted,




/s/Scott S. James
Scott S. James
President











THE SCOTT JAMES FUND, INC.
PORTFOLIO OF INVESTMENTS
Period Ending October 31, 2003

TOTAL SECURITY INVESTMENTS    100%

COMMON STOCKS                77.9%

SECTOR:  BASIC MATERIALS 2.1%

INDUSTRY %
Companies %                   Shares   Fair Value US Dollars
CHEMICAL MANUFACTURING 2.1%
Arrow-Magnolia 1.2%            6,250          $   9,688
Strategic Diagnostics 0.9%     1,720              8,032

SECTOR:  CAPITAL GOODS 4.1%

CONSTRUCTION SUPPLIES & FIXTURES 3.9%
Friedman Industries 1.7%       5,200             15,028
International Aluminum 2.2%      730             18,465

MISCELLANEOUS CAPITAL GOODS 0.2%
SureBeam 0.2%                  6,340              1,902

SECTOR:  CONSUMER CYCLICAL 5.5%

APPAREL/ACCESSORIES 0.6%
Tandy Brands 0.6%                350              5,236

AUDIO & VIDEO EQUIPMENT 1.9%
Boston Acoustics 1.9%          1,425             16,274

AUTO & TRUCK PARTS 0.5%
Gentex 0.5%                      105              4,099

PHOTOGRAPHY 1.3%
CPAC, Inc. 1.3%                1,680             10,752

RECREATIONAL PRODUCTS 1.2%
K2, Inc. 1.2%                    600              9,954

SECTOR:  CONSUMER NON-CYCLICAL 0.7%

BEVERAGES (NON-ALCOHOLIC) 0.3%
Coca-Cola 0.3%                    50              2,320

PERSONAL & HOUSEHOLD PRODUCTS 0.4%
SEL LEB Marketing 0.4%        11,000              3,740

SECTOR:  ENERGY 1.7%

OIL & GAS - INTEGRATED 1.7%
ExxonMobil 1.7%                  400             14,632

SECTOR:  FINANCE 2.8%

CONSUMER FINANCIAL SERVICES 0.7%
American Express 0.7%            120              5,632

INSURANCE (MISCELLANEOUS) 1.0%
Crawford B 1.0%                1,200              8,460

INVESTMENT SERVICES 0.6%
T. Rowe Price 0.4%               100              4,093
Winmill & Co. 0.2%               400              1,440

S&Ls/SAVINGS BANKS 0.5%
NetBank 0.5%                     300              4,113

SECTOR:  HEALTHCARE 12.1%

BIOTECHNOLOGY & DRUGS 8.3%
Argonaut Technologies 1.7%    12,500             15,000
Pharmacyclics 1.4%             2,250             12,690
Savient 1.1%                   1,500              9,000
Theragenics 1.6%               3,025             13,461
Titan Pharmaceuticals 1.5%     4,000             13,160
Vical Inc. 1.0%                1,425              8,465

MAJOR DRUGS 3.7%
Medco 0.1%                        30                996
Merck 2.1%                       400             17,700
Pfizer 1.5%                      400             12,640

MEDICAL EQUIPMENT & SUPPLIES 0.1%
Cygnus Inc. 0.1%               3,125               688

SECTOR:  SERVICE 20.9%

BUSINESS SERVICES 1.8%
Kelly Services 1.8%              625             15,338

COMMUNICATIONS SERVICES 5.7%
LCC International 4.6%         6,250             38,375
NetRatings 1.1%                  880              9,205

PRINTING SERVICES 0.5%
Champion Industries 0.5%       1,000              4,170

RESTUARANTS 3.4%
Dave & Buster's 1.5%           1,000             13,150
Garden Fresh 1.9%              1,000             16,130

RETAIL (APPAREL) 2.6%
Shoe Pavillion 2.6%           14,000             22,400

RETAIL (DEPARTMENT & DISCOUNT) 0.6%
Duckwall-ALCO 0.6%               375              5,535

RETAIL (SPECIALTY) 3.5%
Books-A-Million 3.5%           6,500             30,225

RETAIL (TECHNOLOGY) 2.8%
Circuit City 2.8%              2,500             23,850

SECTOR:  TECHNOLOGY 25.6%

COMMUNICATIONS EQUIPMENT 0.2%
Cisco Systems 0.2%               100              2,093

COMPUTER HARDWARE 2.8%
MIPS Technologies 1.8%         3,125             15,594
Sun Microsystems 1.0%          2,160              8,532

COMPUTER SERVICES 2.9%
AOL Time Warner 0.1%              62                948
Electronic Data Systems 1.6%     625             13,406
Yahoo! 1.2%                      230             10,053

COMPUTER STORAGE DEVICES 2.0%
EMC Corp. 2.0%                 1,260             17,438

ELECTRONIC INSTRUMENTS & CONTROLS 4.6%
American Power Conversion 2.3%   980             19,884
AstroPower 0.8%                5,000              6,500
Control Chief 0.1%                 5                558
RF Industries 1.4%             3,125             12,344

SCIENTIFIC & TECHNICAL INSTRUMENTS 4.6%
Meade Instruments 2.0%         4,330             16,238
O.I. Corp. 1.4%                2,000             12,280
Optimal Robotics 1.2%          1,260             10,433

SEMICONDUCTORS 3.9%
Intel 2.4%                       625             20,594
OSI Systems 1.5%                 700             12,873

SOFTWARE & PROGRAMMING 4.6%
BMC Software 0.2%                110              1,912
iGATE Corp. 0.5%                 750              4,050
Manchester Technologies 1.9%   4,700             16,356
Microsoft 2.0%                   654             17,096

SECTOR:  UTILITY 5.8%

ELECTRIC UTILITIES 2.1%
Aquila 0.9%                    1,900              7,505
Northwestern 0.0%              1,120                202
TECO Energy 1.2%                 780             10,241

SECTOR:  OTHER 0.3%

S&P 500 INDEX 0.3%
S&P 500 Depository Receipts 0.3%  28              2,950

TOTAL COMMON STOCKS        77.9% (Cost 523,570) 666,118

OTHER INVESTMENTS          22.1%
First Virginia Bank Checking 0.3%                 2,574
Alliance Capital Reserves Money Market 21.8%    186,774

TOTAL OTHER INVESTMENTS 22.1%                   189,348
                                               --------
TOTAL INVESTMENTS  100%                         855,466

OTHER ASSETS LESS LIABILITIES  0%                     0
                                                -------

NET ASSETS                                      855,466
                                                =======
Figures are listed in United States dollars.
All values are rounded to the nearest dollar.

Figures are listed in U.S. dollars.

THE SCOTT JAMES FUND, INC.
STATEMENT OF ASSETS & LIABILITIES - October 31, 2003
Figures are listed in U.S. dollars.
ASSETS:


Investments in securities at value                         666,118
(cost $523,570)
Cash                                                       189,348
                                                           -------
TOTAL ASSETS                                               855,466

LIABILITIES:
Management Fee Payable                                           0
                                                          --------
TOTAL LIABILITIES                                                0

NET ASSETS (equivalent to $94.66 per share based on
9037.249 shares of capital stock outstanding, 25,000
shares authorized, $.00004 par value)                      855,466
                                                          ========

COMPOSITION OF NET ASSETS:
Paid in capital (Note 2)                                   657,222
Net Unrealized Gains (Loss) on investments (Note 3)        142,548
                                                          --------
NET ASSETS, October 31, 2003                               855,466
                                                          ========
See accompanying notes to financial statements which are an integral part of these financial statements.

Figures are listed in United States dollars.

STATEMENT OF OPERATIONS
Period from November 1, 2002 to October 31, 2003

INVESTMENT INCOME:
Dividends                                                   6,707
                                                          -------
TOTAL INVESTMENT INCOME                                     6,707

EXPENSES (Note 4)
           Advisory Fees                                    6,195
           Advisory Fees Waived                                (0)
           Margin Interest                                     60
           Other Expenses                                   4,299
           Other Expenses Waived                           (4,289)
                                                           -------
TOTAL EXPENSES                                              6,265
                                                           -------
NET INVESTMENT INCOME                                         442
                                                           -------
NET REALIZED GAIN ON INVESTMENTS (Note 3)                  55,696

NET UNREALIZED APPRECIATION (DEP) ON INVESTMENTS 10/31/02 (46,684)

NET UNREALIZED GAINS ON INVESTMENTS 10/31/03 (Note 3)     142,548
                                                          -------
NET CHANGE IN UNREALIZED APPRECIATION(DEP) ON INVESTMENTS 189,232
                                                          -------
NET GAIN (LOSS) ON INVESTMENTS                            244,928
                                                          -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      245,370
                                                          =======
See accompanying notes to financial statements which are an integral part of these financial statements.

Figures are listed in United States dollars.

THE SCOTT JAMES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
Period from November 1, 2002 to October 31, 2003

INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                                               442
 Net realized gain on investments                                 55,696

 Unrealized appreciation (dep.) on investments 10/31/02          (46,684)
 Unrealized appreciation (dep.) on investments 10/31/03          142,548
                                                                 --------
Net change in unrealized appreciation (dep.) on investments      189,232
                                                                 --------
  NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS             245,370
	                                                         --------
 Distributions to shareholders from net investment income           (442)
 Distributions to shareholders from net realized gains           (55,696)
 Net capital share transactions                                  184,591
                                                                 --------
  NET INCREASE IN NET ASSETS                                     373,823

NET ASSETS OCTOBER 31, 2002                                     $481,643

NET ASSETS OCTOBER 31, 2003
(including undistributed investment income of $0)               $855,466

Figures are listed in United States dollars.

THE SCOTT JAMES FUND NOTES TO FINANCIAL STATEMENTS

Note 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - Organization:
The Scott James Fund, Inc. (the "Fund"), is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide appreciation through investment in common stocks. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation: Securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the super-vision of the Company's Board of Directors in accordance with methods that have been authorized by the Board. Short-term investments with maturities of 60 days or less are valued at amortize which approximates market value.
Securities Transactions and Investment Income: Security transactions are re corded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Federal Income Taxes: It is the Fund's intention to qualify as a regulated in vestment company and distribute all of its taxable income. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


NOTE 2 CAPITAL SHARE TRANSACTIONS: 25,000 shares authorized, par value $.00004. As of 10/31/2002, par value and paid-in-capital totaled $528,327. As of 10/31/2003, par value and paid-in-capital totaled $712,918. The net increase in capital stock transactions for the period from November 1, 2002 to October 31, 2003 were as follows:

                                            Shares       Amount
                                         ----------   ----------
Shares sold                                159.6639     143,496
Shares issued in reinvest of dividends     593.0744      56,138
Shares issued in stock split             7,997.8968           0
Shares redeemed                            (12.7815)    (15,043)
                                         ----------   ----------
Net increase                             8,737.8536     184,591
                                         ==========   ==========

NOTE 3 INVESTMENTS: For the year ended October 31, 2003, purchases and sales of investment securities other than short-term investments aggregated $79,487 & $181,734 respectively. The gross unrealized net appreciation for all securities totaled $142,548. The aggregate cost of securities for federal income tax purposes at October 31, 2003 was $523,770. Net realized gain on investments for the year ended October 31, 2003 was $55,696, all of which were long transactions.

NOTE 4 MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES - Under the terms of the investment management agreement, The Scott S. James Co. ("the Manager") has agreed to provide the Fund investment management services and be respons-ible for the day to day operations of the Fund. The Manager will receive a fee, payable monthly, for the performances of its services at an annual rate of 1% based on the average daily assets of the Fund. The fee will be accrued daily and paid monthly. A management fee of $6,195 accrued during the year. Fees of $4,289 for registrations, filing fees, accounting fees and franchise taxes accrued during the year, all of which were waived (paid by the Manager).
The Scott S. James Company will continue absorbing legal and accounting fees until the Fund's assets exceed $1,000,000.

The Manager provided transfer agency, portfolio pricing, administration, accounting, financial reporting, tax accounting, and compliance services to the Fund at no charge for the year ended October 31, 2003. Mr. Scott S. James is sole owner, director and officer of the Manager and is President of the Fund.

NOTE 5 DISTRIBUTION TO SHAREHOLDERS:
On October 31, 2003, a distribution of $6.647677 per share aggregating $56,138 was paid to shareholders of record on October 31, 2003, $442 from net investment income and $55,696 from net realized gains on investments.

THE SCOTT JAMES FUND, INC.
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance during the year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Mayah & Associates, independent auditors, audited this information. Their report is included in the Fund's annual report, which is available upon request.


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
                           Year-Ended  10/31/03 10/31/02 10/31/01
NET ASSET VALUE, BEGINNING OF YEAR (A) 71.52 1,150.90 950.67 Income from Investment Operations:
     Net Investment Income (Loss)        .0524      7.34    12.00
     Net Realized and Unrealized Gain
        (Loss) on Investments            29.00    146.91   312.71

Total Income from Investment Operations  29.05    154.25   324.71

Less Distributions:
     From Net Investment Income          .0524      7.34    12.00
     From Net Realized Gains            6.5953    153.55   112.48
Total Distributions                     6.6477    160.89   124.48
NET ASSET VALUE, END OF YEAR             94.66  1,144.26 1,150.90

TOTAL RETURN (B)                        41.65%    13.4%    34.15%

RATIOS TO AVERAGE NET ASSETS:
Ratio of Expenses (after expense reimbursement)
to Average Net Assets                    1.00%    0.00%     0.00%

Ratio of Net Investment Income (Loss)
to Average Net Assets                     .07%     .77%     1.20%

SUPPLEMENTAL DATA:
Net Assets, End of Year                 855,489 481,643   139,613
Portfolio Turnover Rate                  11.78%  85.28%    66.57%

(A) A 16 FOR 1 SPLIT OCCURED ON 8/23/03 SO THE SHARE PRICE COULD BE LISTED PROPERLY ON THE NADSAQ SYSTEM. THIS SPLIT HAD NO IMPACT ON RETURNS OR PERFORMANCE.

(B) THE TOTAL RETURNS WOULD HAVE BEEN LOWER IF CERTAIN EXPENSES
 HAD NOT BEEN REIMBURSED BY THE INVESTMENT ADVISER.

Figures are listed in U.S. dollars.


BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors of the Fund are set forth below. The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-800-846-9350. Each Director may be contacted By writing to the director c/o The Scott James Fund, Inc., 6700 Arlington Boulevard, Falls Church, VA 22042.

Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

 Name, Address     Position in  Term  of Office  Principal     #  of     Other
   and Age           the Fund    and Length of   Occupation    Funds     Funds
                                  Time Served    Past Five    Overseen  Where He
                                                    Years        by     Acts  as
                                                              Director  Director
Interested Officers and Directors
Scott S. James*     President   Elected for One  President     One       None
6700 Arlington Blvd.   and      Year.  Served    The Scott S.
Falls Church, VA     Director   Since 11/15/00   James Co.
 40

Independent Directors
Zhifeng Sun          Director   Elected for One  Sr. Tech      One       None
204 Fountain Green Ln.          Year.  Served    Consultant
Gaithersburg, MD  20878         Since 11/15/00   FMS, Inc.
 33

Xiongwu Wu           Director   Elected for One  Scientist     One       None
431 West Street, NW		Year.  Served    National
Vienna, VA  22180               Since 11/15/00   of Health
 39
* Directors of the Fund who are considered "Interested Directors" as defined by the Investment Company act of 1940. Mr. James is President and owner of the Fund's Investment Adviser.